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                                                                   Exhibit 23.1

                        Consent of Independent Auditors

The Board of Directors
Intira Corporation:

We consent to the use of our form of report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

St. Louis, Missouri
March 31, 2000